SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:
    [ ] Preliminary Proxy Statement        [ ] Confidential For Use of
                                               the Commission Only (as
                                               Permitted by Rule 14a-6(e)(2)
    [X] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SANTA FE FINANCIAL CORPORATION
                  -----------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

                  -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act
        Rules 14a-6(I)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------
    (5) Total Fee Paid:
-------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
-------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------
    (3) Filing Party:
-------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------

                        SANTA FE FINANCIAL CORPORATION

Street Address:        2251 SAN DIEGO AVENUE, SUITE A-151
                          SAN DIEGO, CALIFORNIA 92110

Mailing Address:                 P.O. Box 80037
                            San Diego, CA 92138-0037

Telephone:                      (619) 298-7201

                          ---------------------------


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON MAY 5, 1998



To The Shareholders of
Santa Fe Financial Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Santa Fe Financial Corporation ("Santa Fe" or the "Company") will be held on May 5, 1998 at 10:00 A.M. at the Park Hyatt Hotel located at 2151 Avenue of the Stars, Los Angeles, California 90067 for the purpose of considering and acting on the following:

    1. The election of three Directors to serve until the next Annual Meeting or until successors have been duly elected and qualified.

    2. To ratify the appointment of Price Waterhouse LLP as independent accountants for the Company for the year ending December 31, 1998; and

    3. To transact such other business as may properly come before the Meeting, or any adjournment or adjournments thereof.

March 13, 1998 is the record date for determining which Shareholders are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Your proxy is important to us whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Dated: April 9, 1998

                                         By Order of the Board of Directors,

                                         /S/ Michael G. Zybala

                                         Michael G. Zybala
                                         Secretary

                        SANTA FE FINANCIAL CORPORATION

Street Address:        2251 San Diego Avenue, Suite A-151
                        San Diego, California 92110-2926

Mailing Address:                P.O. Box 80037
                        San Diego, California 92138-0037

Telephone:                      (619) 298-7201

                        ----------------------------

                              PROXY STATEMENT
                        ----------------------------


                       ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MAY 5, 1998


The Board of Directors of Santa Fe Financial Corporation (the "Company" or "Santa Fe") is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held on May 5, 1998 or at any adjournment or adjournments thereof.

This Proxy Statement and the accompanying Proxy are first being sent to Shareholders on or about April 13, 1998. Only shareholders of record at the close of business on March 13, 1998 are entitled to notice of, and to vote at, the Annual Meeting.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

You may vote at the Annual Meeting only shares that you owned of record on March 13, 1998. There were 638,019 shares of common stock and 31,800 shares of convertible voting preferred stock outstanding on that date. The preferred shares are entitled to vote as if converted to common stock. Of the total 669,819 voting shares outstanding, a majority, or 334,910 shares will constitute a quorum for the transaction of business at the meeting. Each share is entitled to one vote on each matter to be presented at the meeting. Unless cumulative voting is elected as described under "Election of Directors" below, the affirmative vote of the holders of the majority of the shares of the Company's stock present or represented at the meeting and entitled to vote is required to elect directors and ratify or approve the other item being voted on at this time.

In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for execution of the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                               PROPOSAL 1

                         ELECTION OF DIRECTORS

The Company's bylaws set the number of directors at three. We propose to elect three directors, each to hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified. The Board of Directors has nominated John V. Winfield, John C. Love and William J. Nance. The persons named in the enclosed form of proxy will vote it for the election of the nominees listed below unless you instruct otherwise, or a nominee is unable or unwilling to serve. The Board of Directors has no reason to believe that any nominee will be unavailable. However, in that event, the proxy may vote for another candidate or candidates nominated by the Board of Directors.

The California Corporations Code, as applicable to the Company, provides that a shareholder may cumulate votes if a shareholder gives notice, prior to the voting, of an intention to cumulate votes. If such a notice is given, every shareholder may cumulate votes. Cumulating votes means that you can take the total number of votes you have for all directors and distribute them among one or more nominees as you see fit. For example, assume you have 100 shares. We have three directors so you have a total of 3 x 100 = 300 votes. You could give all 300 votes to one person or 150 votes to each of two nominees, or 100 votes to each of three nominees. You can use this power only under the circumstances described herein. If cumulative voting is elected, the enclosed form of proxy gives the proxy discretion to cumulate votes so that he can elect the maximum possible number of the nominees identified below.

Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominee by so indicating in the manner described in the form of proxy. However, the number of votes authorized by the form of proxy will not be affected and the named proxies could probably offset any such action by using cumulative voting if they thought it necessary. Under the California Corporations Code any shareholder or any person who claims to have been denied the right to vote may apply to a state superior court for a determination of the validity of any election or appointment of any director.

                       DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company. There is no relationship by blood, marriage or adoption among the Directors and Officers. All Directors serve one year terms with their terms expiring at the Annual Meeting. All Officers of the Company are elected or appointed by the Board of Directors and hold office until the Annual Meeting or until replaced at the discretion of the Board.

                                                                   Shares of
                                                                  Common Stock
                                                                  Beneficially
                                Present                             Owned on        Percent
                                Position           Director         March 13,          of
     Name            Age     With the Company        Since            1998           Class
--------------------------------------------------------------------------------------------
John V. Winfield      51     Chairman, President     1995           331,648(2)        49.51
                             and Chief Executive
                             Officer

William J. Nance      54     Director                1996                 0(3)         0.00


John C. Love          57     Director                1998                 0            0.00

L. Scott Shields      46     Treasurer and Chief     N/A                  0            0.00
                             Financial Officer

Michael G. Zybala     45     Vice President,
                             Secretary and
                             General Counsel         N/A                  0            0.00

All of the above as a group                                         331,648           49.51
---------------------------

(1) Based on 669,819 voting shares issued and outstanding, which consist of 638,019 shares of common stock and 31,800 shares of convertible voting preferred stock.

(2) John V. Winfield is the sole beneficial owner of 24,700 shares of common stock. The InterGroup Corporation ("InterGroup") is the beneficial owner of 275,148 shares of common stock and 31,800 shares of preferred stock. As the President, Chairman of the Board and a 43.1% shareholder of Intergroup, Mr. Winfield has voting and dispositive power with respect to the shares of Santa Fe owned of record and beneficially by InterGroup.

(3) William J. Nance is a 1.8% shareholder of The InterGroup Corporation as well as a Director and Treasurer thereof.



                 SECURITY OWNERSHIP OF MANAGEMENT IN SUBSIDIARY

As of March 13, 1998, Santa Fe was the record and beneficial owner of 480,957 of the common shares of its 65.5%-owned subsidiary, Portsmouth Square, Inc. The President and Chairman of the Board of Santa Fe has voting power with respect to common shares of Portsmouth owned by Santa Fe. No other director or executive officer of Santa Fe has a beneficial interest in Portsmouth's shares.

BUSINESS EXPERIENCE:

The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield - Mr. Winfield was first elected to the Board in May of 1995 and currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having been appointed as such in April 1996. Mr. Winfield is also the Chairman of the Board, President and Chief Executive Officer of the Company's subsidiary Portsmouth, having held those positions since May of 1996. Mr. Winfield is Chairman of the Board, President and Chief Executive Officer of InterGroup, a public company, and has held those positions since 1987. InterGroup is Santa Fe's largest shareholder. Mr. Winfield is also a director of Healthy Planet Products, Inc., a public company.

William J. Nance - Mr. Nance was first elected to the Board in May of 1996. Mr. Nance is also a director of Portsmouth. Mr. Nance is the President and CEO of Century Plaza Printers, Inc., a company he founded in 1979. He has also served as a consultant in the acquisition and disposition of multi-family and commercial real estate. Mr. Nance is a Certified Public Accountant and, from 1970 to 1976, was employed by Kenneth Leventhol & Company where he was a Senior Accountant specializing in the area of REITS and restructuring of real estate companies, mergers and acquisitions, and all phases of real estate development and financing. Mr. Nance is a Director and the Treasurer of The InterGroup Corporation, a public company, and has held such positions since 1984.

John C. Love - Mr. Love was appointed a Director of the Company on March 5, 1998 to fill the vacancy caused by the resignation of Janice Braly-Nelsen as Director on March 2, 1998. Mr. Love is an international hospitality and tourism consultant based in Orinda, California. He was formerly a partner in the national CPA and consulting firm of Pannel Kerr and Forster. Mr. Love has extensive experience in hotel development, acquisition and development. He is chairman emeritus of Golden Gate University in San Francisco.

L. Scott Shields - Mr. Shields is the Treasurer and Chief Financial Officer of
the Company, having held those positions since January 1994.   Mr. Shields is
a Certified Public Accountant with 14 years experience with Ernst & Young LLP and was the partner in charge of tax planning and preparation for Santa Fe and Portsmouth from 1985 to 1991. Since 1991, he has been actively engaged in developing his own tax and accounting practice. Mr. Shields also serves as the Treasurer and Chief Financial Officer of Portsmouth, which are positions he has held since January 1994.

Michael G. Zybala - Mr. Zybala was appointed as Vice President and Secretary of the Company on February 20, 1998. He is also Vice President, Secretary and General Counsel of Portsmouth. Mr. Zybala has served as the Company's General Counsel since 1995 and has represented the Company as its corporate counsel since August 1993. Prior to that, he served as one of the attorneys for the Federal Equity Receiver of Santa Fe.

                              BOARD MEETINGS

For the fiscal year ended December 31, 1997, the Board of Directors held ten meetings, with no incumbent director attending (whether in person, telephonically or by written consent) fewer than 75 percent of the meetings held during the period he or she has been a director.


                            STANDING COMMITTEES

The Company has established two standing committees, an Audit Committee and a Securities Investment Committee. Those committees are comprised of all the members of the Board. Since those committees were established subsequent to year end, no meetings were held during the year ended December 31, 1997.


                           EXECUTIVE COMPENSATION

As a small business issuer, Santa Fe has no compensation committee. Executive officer compensation is set by disinterested members of the Board of Directors. Set forth below is a summary compensation table concerning compensation of the Chief Executive Officer ("CEO"), and any qualifying executive officer, for the last three completed fiscal years.


                            SUMMARY COMPENSATION TABLE

                                                          Other Annual(1)
Name and Principal Position    Year  Salary     Bonus      Compensation
---------------------------    ----   ------     -----    ---------------
John V. Winfield (2)           1997   $81,667     $ 0         $6,000
Chairman, President and        1996   $42,535     $ 0         $6,000
Chief Executive Officer        1995   $     0     $ 0         $4,500

R. N. Gould (3)                1996   $ 8,000     $ 0         $3,000
Chairman, President and        1995   $24,000     $ 0         $6,000
Chief Executive Officer
---------------------------

(1) Amounts shown reflect regular Director's fees.

(2) Mr. Winfield became the Company's Chairman, President and Chief Executive Officer in April 1996. Prior to that time, Mr. Winfield received no compensation from the Company other than regular Director's fees.

(3) Mr. Gould resigned from the Company in April 1996.

Santa Fe has no stock option plan or stock appreciation rights for its executive officers. The Company has no pension or long-term incentive plans. There are no employment contracts between Santa Fe and any executive officer, nor are there any termination-of-employment or change-in-control arrangements.

                              DIRECTOR COMPENSATION

The bylaws of Santa Fe permit directors to be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. Each director is paid a fee of $1,500 per quarter for a total annual compensation of $6,000. This policy has been in effect since July 1, 1985.


                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of March 13, 1998, Santa Fe owned 65.5% of the common stock of Portsmouth, and InterGroup and John V. Winfield, in the aggregate, owned approximately 49.5% of the voting stock of Santa Fe. During the year ended December 31, 1997, the Company made payments to InterGroup in the amount of $73,629, and received payments from Portsmouth in the amount of $75,271, for its respective share of certain general and administrative expenses that were allocated based on management's estimate of the pro rata utilization of resources.

After review by an independent committee and the receipt of a fairness opinion, the Board of Directors of Santa Fe, on December 4, 1997, approved the acquisition of a controlling 55.4% equity interest in Intergroup Woodland Village, Inc. ("Woodland") from InterGroup in exchange for 31,800 shares of newly-created convertible voting preferred stock. Woodland was a 100%-owned subsidiary of InterGroup and its primary asset is a 100-unit apartment complex located in Cincinnati, Ohio. The transaction, valued at $858,600, closed on December 31, 1997.

There are no other relationships or related transactions between the Company and any of its officers, directors, five-percent security holders or their families which require disclosure.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Directors, executive officers and each beneficial owner of more than ten percent of the Common Stock of the Company are required by Section 16(a) of the Securities Exchange Act of 1934 to file reports periodically disclosing their transactions in the Company's securities. Based on a review of such reports, no reporting person failed to file required reports on a timely basis during fiscal year 1997.


                               PROPOSAL 2

           RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected the firm of Price Waterhouse LLP, certified public accountants, as the Company's independent accountants for the current fiscal year and recommends to shareholders that they vote for the ratification of this selection. On January 26, 1998, Price Waterhouse LLP was engaged by the Company to serve as its new independent accountants commencing with the audit for the year ended December 31, 1997. The Company's prior independent accountants were Ernst & Young LLP. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting to make a statement, if desired, and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

                    CHANGES IN CERTIFYING ACCOUNTANTS

Previous independent accountants

     (i) On January 26, 1998, Ernst & Young LLP indicated that it declined to stand for re-election as the independent accountants for Santa Fe.

   (ii) The reports of Ernst & Young LLP on the consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

   (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants.

     (iv) In connection with its audits for the two most recent fiscal years and through January 26, 1998, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     (v) During the two most recent fiscal years and through January 26, 1998, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     (vi) Ernst & Young LLP furnished the Company with a letter addressed to the SEC stating that it agreed with the above statements. A copy of such letter, dated January 28, 1998 was filed as Exhibit 16 to the Company's Form 8-K dated January 26, 1998.

New independent accountants

     (i) The Company engaged Price Waterhouse LLP as its new independent accountants as of January 26, 1998. During the two most recent fiscal years and through January 26, 1998, the Company has not consulted with Price Waterhouse LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that Price Waterhouse LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

                 PRINCIPAL HOLDERS OF EQUITY SECURITIES

The following table shows, as of March 13, 1998, the Common Stock owned by every person owning of record (other than securities depositories), or known by the Company to own beneficially, more than 5% of its outstanding common shares. Any voting securities owned by directors or director nominees are also disclosed under Election of Directors herein.


          Name                    Shares of Common Stock   Percent of Class(1)
          ----                    ----------------------   -------------------
Guinness Peat Group plc ("GPG")          41,429(2)                 6.49
Allied Mutual Insurance
     Services ("AMI")
  Second Floor, 21-26 Garlick Hill
  London ECHV 2AU, England

The InterGroup Corporation               275,148(3)                43.13
  2121 Avenue of the Stars
  Suite 2020
  Los Angeles, CA 90067

John V. Winfield                         24,700                    3.87
  2121 Avenue of the Stars
  Suite 2020
  Los Angeles, CA 90067

The InterGroup Corporation and          299,848(4)                47.00
  John V. Winfield as a group
------------------------------

(1) Based on 638,019 shares issued and outstanding.

(2) According to a Statement on Schedule 13D (Amendment No. 5) dated January 4,
    1995, GPG and its wholly-owned subsidiary AMI claim shared power to vote, or to direct the vote, and to dispose of, or to direct the disposition of, 41,429 shares of Santa Fe's Common Stock owned beneficially and of record by GPG and through AMI. Of that amount, 26,429 shares are beneficially owned by GPG and 15,000 by AMI.

(3) Does not include 31,800 shares of convertible, voting preferred stock.

(4) As President, Chairman of the Board and a 43.1%  shareholder of InterGroup,
    John V. Winfield has voting and dispositive power over the shares owned of record and beneficially by InterGroup.

As of March 13, 1998 there were 638,019 shares of the Company's common stock outstanding, which were held by approximately 686 shareholders of record.

                             OTHER BUSINESS

We do not know of any other business to be presented to the meeting. However, if any other matters are properly raised, the persons named in the accompanying proxy intend to vote in accordance with their judgment on such matters.


                          SHAREHOLDER PROPOSALS

If you want a proposal for the next Annual Meeting of Shareholders, which is scheduled for May 4, 1999, to be included in the Company's Proxy Statement for that meeting, it must be received by the Company at its principal office mailing address, P.O. Box 80037, San Diego, California 92138-0037, prior to
December 1, 1998. You must also comply with all legal requirements for the inclusion of such proposals.


                        FORM 10-KSB and ANNUAL REPORT

A copy of the Company's Form 10-KSB for the Year Ended December 31, 1997 will be furnished free of charge, upon request, to any Shareholder. A copy of the Company's Annual Report is being sent to the Shareholders with this Proxy
Statement. The Annual Report is not to be considered part of this soliciting material.

                                     By Order of the Board of Directors

                                     SANTA FE FINANCIAL CORPORATION

                                     Michael G. Zybala
                                     Secretary


Dated: San Diego, California
       April 9, 1998



PROXY                                                             PROXY
                    SANTA FE FINANCIAL CORPORATION
               P.O. BOX 80037 * SAN DIEGO, CA 92138-0037
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John V. Winfield and Michael G. Zybala as
Proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Santa Fe Financial Corporation held of record by the undersigned on March 13, 1998, at the Annual Meeting of Shareholders to be held on May 5, 1998 or any adjournment thereof.

1. ELECTION OF DIRECTORS:
   JOHN V. WINFIELD, JOHN C. LOVE, WILLIAM J. NANCE
     CHECK ONE
          [  ] IN FAVOR of all               [  ] WITHHOLD authority for
               nominees listed above               all nominees listed above
              (except as marked to the
               contrary below)

   (TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) WRITE THAT NOMINEE'S
    NAME IN THE SPACE PROVIDED)
    ____________________________________________________________
    NOTE: YOU ARE DEEMED TO VOTE FOR THE ELECTION OF ANY NOMINEE FOR WHOM
          YOU FAIL TO WITHHOLD  SUCH AUTHORITY

2. To ratify the appointment of Price Waterhouse LLP as the independent accountants for the Company for the year ending December 31, 1998.
          [  ] FOR            [  ] AGAINST           [  ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)




This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of some or all of the persons named in the accompanying
Proxy Statement which were nominated by the Board of Directors of Santa Fe
Financial Corporation and in favor of Proposal 2. In the election of directors, should cumulative voting be in effect, as explained in the Proxy
Statement, said proxies shall have the discretion and authority to distribute the votes represented by this proxy in such proportions as they shall see fit among the nominees named in the Proxy Statement.

Please sign exactly as your name or names appear. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                         Dated: _______________, 1998


                                         ____________________________
                                         Signature

                                         _____________________________
                                         Signature if held jointly

                                         Please mark, sign, date and
                                         return the proxy card promptly
                                         using the enclosed envelope.


